EXHIBIT 10.5

SURETY AGREEMENT

INTENDING TO BE LEGALLY BOUND, the undersigned, whether one or more persons, partnerships, corporations, or other entities (jointly and severally “Surety”) agrees as follows:

Surety: Boris Zelen and Anna Zelen.

1. SURETY. In consideration of any and all loans, advances, acceptances, discounts, and extensions of credit made by AVANGARD AUTO FINANCE, INC. (“Bank”) to, for the account of, or on behalf of the following person or entity, and if more than one, any or all of the following persons or entities to AUTOSOURCE ENTERPRISES, INC. (“Borrower”), for past loans and as an inducement for the Bank to make future loans, advances, acceptances, discounts, and extensions of credit to, for the account of, or on behalf of Borrower, Surety hereby guarantees to Bank, and becomes surety to Bank for, the due and punctual payment and performance of all Obligations (as defined below) of Borrower to Bank, now existing or hereafter at any time or times incurred, and all expenses incurred by Bank in collecting same as set forth below, including but not limited to TWO HUNDRED AND FIFTY THOUSAND DOLLARS and ZERO CENTS ($250,000.00). The term “Obligations” means any and all indebtedness, obligations, and liabilities of Borrower to Bank, now existing or hereafter arising, direct or indirect, acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements, advances, and modifications of any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including attorney’s fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against Borrower) under or in connection with any of the foregoing. If any Obligation is not paid or performed by Borrower punctually when due, including, without limitation, any Obligation due by acceleration of the maturity thereof, or if Surety fails to abide by all terms of this Agreement and all terms of any other documents executed by Surety in connection with any Obligation, Surety will, without demand or notice by Bank, immediately pay or perform all Obligations or cause the same to be paid or performed; and, in such event Surety shall immediately pay to Bank upon demand all costs and expenses, including without limitation all title search, title insurance, and appraisal costs, if any, and all attorney’s fees and other costs incurred by Bank as a result of any proceeding, whether in bankruptcy or otherwise, involving any Obligor (defined herein to include Surety, Borrower, and any other person or entity liable for the payment of all or part of the Obligations as well as any other person or entity granting Bank a security interest in any collateral securing any of the Obligations), incurred by Bank to collect all or any portion of the Obligations from any Obligor. All such costs and expenses incurred by the Bank will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Bank. Interest shall continue to accrue on the Obligations after the entry of any judgment hereunder at the highest rate set forth in any document or instrument evidencing any Obligation.

2. GENERAL TERMS AND CONDITIONS.

(a) Surety hereby waives (i) notice of acceptance of this Agreement and of any action by Bank in reliance thereon; (ii) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and the giving of any notice of default or other notice to, or making any demand on, any Obligor; (iii) notice of any creation, extension, or accrual of any of the Obligations or any election by Bank to sell any of the collateral mortgaged, assigned or pledged as security for any of the Obligations (collectively the “Collateral”) at a public or private sale (Surety agrees that, to the extent notice of such sale shall be required by law, five (5) days notice to Surety of the time and place any public sale or private sale is to be made shall constitute reasonable notification); (iv) any claim, right or remedy which Surety may now have or hereafter acquire against Borrower or any other Obligor that arises hereunder and/or from the performance by Surety hereunder including, without limitation, (1) any claim, remedy, or right to seek subrogation, contribution, indemnification or any other form of reimbursement from any other Obligor or (2) any claim, remedy, or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Bank against Borrower or any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise; (v) notice of any other nature whatsoever; (vi) any requirement that Bank take any action whatsoever against any Obligor or Collateral or file any claim in the event of the bankruptcy of any Obligor; (vii) the failure by Bank to protect, preserve, or resort to any Collateral or to perfect any security interest in or any lien upon the Collateral; (viii) any act or omission of the Bank which materially increases the scope of the Surety’s risk, including negligent administration of any loan to Borrower; and (ix) all defenses based on suretyship or impairment of collateral and any defenses any Obligor may assert on the Obligations, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, lender liability, accord and satisfaction, and usury, except the defense of payment of the Obligations in full. Surety further agrees that the guaranty and surety contained herein will not be discharged except by complete performance of all Obligations of the Borrower and the liabilities of Surety hereunder.

(b) Surety hereby consents that from time to time, and without further notice to or consent of Surety, Bank may take any or all of the following actions without affecting or impairing the liability of Surety hereunder: (i) extend, renew, increase, modify, compromise, settle, or release the Obligations or any part thereof (including without limitation any increase or decrease in the interest rate); (ii) release or compromise any liability of any Obligor with respect to the Obligations; (iii) release, waive, or subordinate any security interest or lien in any Collateral or exchange, surrender or otherwise deal with the Collateral as

Bank may determine; or (iv) exercise or refrain from exercising any right or remedy of Bank. The guaranty and surety contained herein is limited, primary, direct and immediate and shall be valid and binding upon Surety regardless of any invalidity, irregularity, defect or unenforceability of the Obligations or any note, instrument, or agreement evidencing same or relating thereto, or any other circumstance that might otherwise constitute a defense available to, or discharge of, any other Obligor, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury. Surety hereby waives any right to require Bank to proceed initially against Borrower or any other Obligor or any of the Collateral upon any default in the payment or performance of the Obligations. The obligations of Surety hereunder shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim Surety may have against any Obligor or Bank, except payment or performance of the Obligations. No failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Bank hereunder are cumulative and concurrent and not exclusive of any other rights or remedies Bank may have.

(c) If any claim is ever made upon Bank for repayment of any amounts, or the recovery of any secured property, received by Bank from any Obligor in payment of any of the Obligations, and Bank repays all or part of said amounts or returns all or part of said secured property by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property or (ii) any settlement or compromise of any such claim accomplished by Bank with such claimant then and in such event Surety agrees that any such judgment, decree, settlement or compromise shall be binding upon Surety, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation, and Surety shall be and shall remain liable to Bank hereunder for the amounts so repaid or the secured property recovered to the same extent as if such amounts or property had never originally been received by Bank. Surety agrees that Bank shall have no duty or affirmative obligation to defend against such claim and may object to or pay such claim in its sole discretion without impairing or releasing the obligations of Surety hereunder. This provision shall survive the termination of this Agreement.

(d) If less than all persons who are intended to sign this Agreement, or any other document evidencing any Obligation, do so, the same shall nevertheless be binding upon those who do sign, and if only one person shall sign any plural references shall be read as a singular. Any notice to an Obligor by Bank shall not imply that such notice or any further or similar notice was or is required.

3. SET-OFF. As additional collateral security for the Obligations, and not in lieu of any other rights of Bank hereunder or under any other document, Surety hereby grants to Bank a security interest in, a lien upon, and a right of set-off against all funds, balances or other real and personal property of any kind of Surety, or in which Surety has an interest, now or hereafter in the possession, custody or control of Surety. Bank may upon maturity (whether by demand, acceleration, stated maturity, or otherwise) of the Obligations appropriate and apply toward the payment of the Obligations in such order as Bank determines.

4. TERMINATION. This Agreement shall continue as to each Surety until all Obligations are paid in full to Bank.

5. VENUE AND EXCLUSIVE JURISDICTION. Surety hereby consents to the exclusive jurisdiction of the Court of Common Pleas of Philadelphia County, Pennsylvania or the United States District Court for the Eastern District of Pennsylvania in any legal proceeding involving, directly or indirectly, any matter arising out of or related to this Agreement, or any relationship evidenced hereby, including the collection and enforcement hereof. Surety expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court and waives any objection which Surety may have based upon lack of personal jurisdiction or improper venue and consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Surety waives personal service of the summons, complaint and any other process issued in any such action or suit and agrees that service of such summons, complaint, and any other process may be made by registered or certified mail, postage prepaid, addressed to the Surety at the address set forth below and that service so made shall be deemed completed upon the providing of such notice. Nothing in this Agreement shall be deemed or operate to affect the rights of the Bank to serve legal process or to bring any action permitted by law against any Obligor or involving any Collateral in the appropriate court of any other appropriate jurisdiction or forum.

6. WAIVER OF JURY TRIAL AND CERTAIN DAMAGES. Surety hereby waives trial by jury in any legal proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of or related to this Agreement. The Surety represents and warrants that no representative or agent of the Bank has represented, expressly or otherwise, that the Bank will not, in the event of litigation, seek to enforce this jury trial waiver. Surety further waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. This provision is a material inducement for Bank to enter into, rely upon, or accept this Agreement.

7. MISCELLANEOUS. No consent or waiver under this Agreement shall be effective unless in writing. This Agreement and all documents executed hereunder shall be binding upon Surety and its executors, personal representatives, successors and assigns and shall inure to the benefit of Bank and its successors and assigns. This Agreement has been delivered to and accepted by Bank in, and shall be governed by the internal laws, and not the law of conflicts of, the Commonwealth of Pennsylvania. If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Bank in order to effect the provisions hereof. The execution and delivery of this Agreement is in addition to, and not in derogation of, any other Surety Agreement of any Obligor heretofore executed and delivered to Bank unless such prior Surety Agreement has been terminated in writing pursuant to the terms thereof. This Agreement and any prior Surety Agreement of Surety to Bank shall be construed as one agreement, and in the event of any inconsistency, the terms of this Agreement shall control the terms of any prior Surety Agreement. This Agreement may be amended or discharged only by a writing executed by Bank and Surety. The undersigned, if more than one, are jointly and severally liable. For purposes of this Agreement, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

8. FINANCIAL INFORMATION. Surety hereby agrees (a) to provide to Bank within ten (10) days after request such information on the business affairs and financial affairs of Surety as Bank from time to time may reasonably request and (b) to notify Bank immediately of any change in the address of Surety.

9. CONFESSION OF JUDGMENT. Surety hereby irrevocably authorizes and empowers the prothonotary or clerk or any attorney of any court of record to waive the issuance and service of process and to appear for and confess judgment therein against Surety and in favor of Bank or any subsequent holder hereof at any time, whether or not the indebtedness evidenced hereby has matured (by acceleration or otherwise), for the full amount of all Obligations due or that may become due, including but not limited to late charges and interest accrued at the rate provided herein. Such confession shall be with all costs of suit and an attorneys’ commission in an amount equal to all attorneys’ fees incurred but in no event less than the greater of ten percent (10%) of the full amount confessed hereunder or $1,000. Although Surety agrees that the confession may include the amounts of the attorneys’ commission specified in the preceding sentence, Surety reserves the right only to contest the collection by Bank of any unreasonable attorneys’ fees. The authority and power to appear for and confess judgment against Surety shall not be exhausted by the initial exercise thereof and the same may be exercised from time to time, as often as Bank shall deem necessary and desirable, and a copy of this Agreement shall be sufficient warrant. Bank may, in its sole discretion, exercise the authority contained herein against one or more Sureties at one and the same time or at different times. Such confession shall be with or without declaration or complaint filed, with release of errors, without stay of execution, and Surety waives the right of inquisition on any real estate levied upon pursuant to the provisions hereof, and does hereby voluntarily condemn same and authorizes the prothonotary to enter upon the writ of execution a voluntary condemnation, and further agrees that the real estate may be sold on a writ of execution with a waiver and release of all relief from all appraisement, stay or exemption laws or rules of court, now in force or hereafter enacted or adopted.

(b) In granting the above warrant of attorney to confess judgment, the Surety hereby knowingly, intentionally, and voluntarily waives any and all constitutional rights the Surety has or may have either upon the confession of judgment against the Surety or (after the maturity of the indebtedness evidenced hereby) upon execution process thereon, by garnishment or otherwise, against property of the Surety to: (i) prior notice; (ii) a prior judicial proceeding; (iii) prior review by an authorized public official; and (iv) the prior opportunity to raise a defense, setoff, or counterclaim. The Surety expressly waives such rights as an explicit and material part of the consideration hereof.

IN WITNESS WHEREOF, each Surety has executed this Surety Agreement this     Day of             , 2012.

SURETY

Signature:	/s/ Anna Zelen
Anna Zelen

Signature:	/s/ Boris Zelen
Boris Zelen

STATE OF PENNSYLVANIA	)
)
COUNTY OF	)

Sworn to and subscribed before me by                     &                     who is either known to me or has provided proof of identification this     day of             , 2012.

NOTARY SEAL

Signature of Notary Public

My commission expires:

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